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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 3, 2003
                                ----------------
                Date of Report (Date of earliest event reported)


                           OCEANIC EXPLORATION COMPANY
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                        0-6540                    84-0591071
        --------                        ------                    ----------
 (State or other juris-          (Commission File Number)       (IRS Employer
diction of Incorporation                                     Identification No.)


          7800 East Dorado Place, Suite 250, Englewood, Colorado  80111
          -------------------------------------------------------------
                (Address of principal executive offices)     (Zip Code)

                                 (303) 220-8330
                                 --------------
                         (Registrant's telephone number,
                              including area code)




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ITEM 5.   Other Events.

In August 2001, Oceanic Exploration Company (the "Registrant") and its Portuguese subsidiary, Petrotimor Companhia de Petroleos S.A.R.L. ("Petrotimor") commenced legal action in the Federal Court in Sydney, Australia against the Commonwealth of Australia (the "Commonwealth"), the Joint Authority established 11 December 1989 and Conocophillips 91-12 Pty Ltd, Conocophillips JPDA Pty Ltd and Phillips Petroleum Timor Sea Pty Ltd (the "Phillips companies").

The claims for substantial damages made by Registrant and Petrotimor arise from the grant by Portugal of an oil and gas Concession to Petrotimor in 1974 in respect of an area on the seabed between Australia and East Timor that was claimed by Australia and Indonesia in 1989. Registrant and Petrotimor assert that the Commonwealth acquired the property of Registrant and Petrotimor improperly, that the Joint Authority and the Phillips companies by their actions wrongfully interfered with the contractual relations of Registrant and Petrotimor, and that the Joint Authority and the Phillips companies misused the confidential information of Registrant and Petrotimor.

On February 3, 2003 the Federal Court, in ruling on an application by the Commonwealth and the Phillips companies, determined on a technical point that it lacked the jurisdiction to hear the claims made by Registrant and Petrotimor, other than those relating to the misuse of confidential information. The decision comprised a joint judgment of Chief Justice Black and Justice Hill, and a separate judgment of Justice Beaumont.

The Joint Judgment determined that, although the claims of Registrant and Petrotimor appeared arguable, the 1906 decision of the High Court in Potter v The Broken Hill Proprietary Company Pty Ltd (1906) 3 CLR 479 bound the Federal Court to uphold the principal that an Australian Court could not determine litigation where a relevant issue was the validity of an act of a foreign sovereign government, in this case said to be the grant by Portugal of the Concession to Petrotimor.

The High Court of Australia has previously suggested (as late as March 2002) that the decision in Potter could be reconsidered by the Court in an appropriate case. Registrant and Petrotimor believe that its Australian litigation is such an appropriate case and intend to seek special leave to appeal to the High Court.





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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OCEANIC EXPLORATION COMPANY



Date:  February 5, 2003                    By:    /s/ Charles N. Haas
                                               ---------------------------------
                                                  Charles N. Haas
                                                  President





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